MARSHALL FUNDS, INC.

Prospectus Supplement

To Prospectuses Dated December 31, 2004

Advisor Class (Class A) and Investor Class (Class Y) Shares:

Marshall Equity Income Fund

Marshall Large-Cap Growth & Income Fund

Advisor Class (Class A), Investor Class (Class Y) and Institutional Class (Class I) Shares:

Marshall Money Market Fund

Effective October 28, 2005, the following name changes will be made to the above-referenced Funds:

(1)

The name of the Marshall Equity Income Fund will change to the Marshall Large-Cap Value Fund.

(2)

The name of the Marshall Large-Cap Growth & Income Fund will change to the Marshall Large-Cap Growth Fund.

(3)

The name of the Marshall Money Market Fund will change to the Marshall Prime Money Market Fund.

No changes to the investment policies of the Funds will be made as a result of the name changes.

The date of this Prospectus Supplement is August 17, 2005.

Please keep this Prospectus Supplement with your records.